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                                                                  EXHIBIT 10.1.1


                            VALLICORP HOLDINGS, INC.
                              AMENDED AND RESTATED
                          DIRECTORS' STOCK OPTION PLAN


       1    Purpose
            -------

          The purpose of this Directors' Stock Option Plan is to aid in attracting, developing and maintaining Directors who are capable of assuring the future success of the Company by providing them with additional incentives to enlarge their proprietary interests in the Company, to increase their efforts on behalf of the Company and to continue their association with the Company, as well as to permit the Company to compensate its consultants and advisors in the manner provided herein.

       2    Definitions
            -----------

            (a) "Affiliate" shall mean any bank or corporation which is a member of an unbroken chain of banks or corporations beginning or ending with the Company, if at the time of the granting of an Option, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or corporations in the chain.

            (b) "Agreement" shall mean the stock option agreement entered into between the Company and a Participant, pursuant to the Plan, in the form approved by the Committee.

            (c) "Board of Directors" shall mean the Board of Directors of the Company.

            (d) "Committee" shall mean the Compensation Committee of the Board of Directors, consisting of not fewer than three (3) members, who shall administer the Plan in accordance with section 5 hereof.

            (e) "Company" shall mean ValliCorp Holdings, Inc., a Delaware corporation, and its successors and assigns.

            (f) "Consultant" shall mean a consultant or advisor who provides bona fide services to the Company or an Affiliate, other than in connection with the offer or sale of securities in a capital-raising transaction.

            (g) "Date of Grant" shall mean the date an Option is granted pursuant to section 6.01.

            (h) "Director" shall mean a member of the Board of Directors of the Company or of any Affiliate.

            (i) "Fair Market Value" shall mean the fair market value of the Company's Shares, as determined by the Committee using any reasonable method or methods of valuation.

            (j) "Option" shall mean a Participant's rights to purchase Shares subject to the terms and conditions of the Agreement and the Plan.

            (k) "Participant" shall mean any Director or Consultant to whom an Option is granted by the Committee.

            (l) "Plan" shall mean this Directors' Stock Option Plan, as amended from time to time.

            (m) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended, and any successor Rule thereto.

            (n)  "Share" shall mean a share of the Company's common stock.

       3    Shares Subject to the Plan
            --------------------------

            Subject to the adjustments provided in Section 12 hereof, the aggregate maximum number of Shares which are available for the grant of Options under the Plan is Seven Hundred Fifty Thousand (750,000). Such Shares may be, in whole or in part, as the Board of Directors shall determine from time to time, previously

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issued Shares that shall have been reacquired by the Company or authorized but unissued Shares, whether now or hereafter authorized. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unused Shares subject thereto shall again be available for other Options to be granted under the Plan.

       4    Effective Date
            --------------

            The Plan first became effective on November 30, 1989, subject to approval by the shareholders of the Company received on May 21, 1990.

       5    Administration
            --------------

            5.1 The Plan shall be administered by a Committee consisting of not fewer than three (3) members who shall be appointed from time to time by the Board of Directors.

            5.2 If no Committee has been appointed by the Board of Directors or the Committee has been terminated by the Board of Directors, each reference herein to the Committee shall be deemed to refer to the Board of Directors (unless the context otherwise requires) until such time, if ever, that a Committee is appointed by the Board of Directors.

            5.3 Subject to the provisions of the Plan and relevant law, the Committee shall have complete authority in its sole discretion: (i) to select the Participants in the Plan; (ii) to specify the purchase price and terms of payment, subject to section 7 hereof, and number of the Shares, subject to section 3 hereof, covered by Options; (iii) to set the time when Options shall be granted; (iv) to determine the term of the Options granted hereunder; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to specify and amend the terms and provisions of Agreements; (viii) to amend the Plan to conform with relevant law; (ix) to prescribe any restrictions with respect to the Shares covered by any Option; and
(x) to make all other determinations and to do all other acts deemed necessary or advisable for the administration of the Plan. The Committee may in its sole discretion specify a different Agreement for each Participant; provided, however, that any Agreement adopted by the Committee shall conform with the terms of the Plan. The Committee shall report to the Board of Directors the names of the Participants granted Options, the number of Shares covered thereby and the terms and conditions thereof. The Committee's determination on the foregoing matters shall be conclusive.

            5.4 No member of the Committee or the Board of Directors shall be liable for any action or determination with respect to the Plan or Agreement made in good faith. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the Company will indemnify, to the fullest extent permitted by law, the members of the Committee and the Board of Directors against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

             5.5 The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. A decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, who shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

            5.6 The Committee may designate the Secretary of the Company or any other employees of the Company to assist it in the administration of the Plan and may grant authority to such persons to execute Agreements or other documents on the Company's behalf.

       6    Eligibility
            -----------

            6.1 Options may be granted to any Director or Consultant. Options shall be evidenced by an Agreement that specifies the terms and conditions of the grant. In determining the individuals to whom Options shall be granted and the number of Shares to be covered thereby, the Committee may consider the nature of the services rendered by the Director or the Consultant, the present and potential contributions of such

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Director or Consultant to the success of the Company and such other factors as the Committee in its sole discretion shall deem relevant. A Participant who has been granted Options under the Plan or under any other stock option plans of the Company may be granted additional Options if the Committee shall so determine, subject to the limitations set forth in this Section 6.

            6.2 Nothing contained herein shall be construed to limit the Company's right to grant or assume options or other rights (other than under the Plan) in connection with any acquisition by purchase, lease, merger, consolidation or otherwise of the business and assets of any corporation, firm or association, including without limitation the right to grant options to directors of such acquired corporation, firm or association who become Directors of the Company, or for other proper Company purposes. The terms or conditions of any such options or other rights may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate (but only to the extent consistent with the requirements of Rule 16b-3).

       7    Price
            -----

            7.1 The purchase price of the Shares covered by each Option shall be determined by the Committee and set forth in the Agreement.

            7.2 All Shares acquired pursuant to the Plan must be fully paid for by the Participant in cash or by tender of Shares (the value of which shall be the Fair Market Value of such Shares as of the date of exercise of the Option), or a combination thereof. All Shares tendered by a Director to pay for Shares acquired pursuant to the exercise of an Option granted under the Plan shall have been beneficially owned by the Director for a period of not less than six (6) months prior to the time of such tender.

       8    Exercise of Options
            -------------------

            8.1 Options granted to a Director hereunder shall be exercisable in increments of twenty percent (20%) per year for each year in which a Director attends at least eighty percent (80%) of all regularly scheduled meetings of the Board of Directors (and any committees thereof of which the Director is a member), or as otherwise specified in the Agreement, by the delivery to the Company of written notice. Any Option granted to a Director that does not become exercisable hereunder by the date five (5) years from the Date of Grant of such Option shall not thereafter become exercisable and no cash, Shares or other property shall be exchanged therefor. Options granted to a Consultant hereunder shall be exercisable as determined by the Committee and as specified in the Agreement with the Consultant. After an Option becomes exercisable, a Participant may exercise such Option at any time or from time to time during the term thereof with respect to any or all Shares that have become available for purchase thereunder; provided, however, that in no event shall an Option be exercised for less than One Hundred (100) Shares, unless such lesser amount is the entire remaining amount of Shares available under that Option, and in no event shall fractional Shares be issued.

            8.2 Except as determined by the Committee, and subject to section 11 hereof, no Option granted to a Director may be exercised unless the Participant holding the Option is a Director on the date of such exercise. No Participant shall have any of the rights of a shareholder with respect to the Shares covered by an Option until such Shares have been issued to such Participant.

            8.3 As a condition of exercising any Option granted hereunder, the Company may require any Participant or his legal representative, heir, legatee or distributee, as appropriate, to give written assurances, in form and substance satisfactory to the Company, to the effect that such person is acquiring the Shares subject to the Option for his own account for investment purposes and not with any present intention of selling or further distributing them; provided, however, that upon the registration of the Shares subject to any Option with the Securities and Exchange Commission, any such investment representation previously required of a Participant or his successor shall become void.

            8.4 All Options granted under the Plan are subject to the requirements that: (i) if at any time the Board of Directors or the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of Shares under the Option, the Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board of Directors or the Committee, and (ii) if at any time the Board of Directors or the Committee shall determine in its discretion that the exercise of any Option may violate any federal or state securities law, rule or regulation, the right of the Participant to exercise such Option shall be suspended, and the Option may not be exercised in whole or in part, until the Board of Directors or the Committee is reasonably satisfied that such a violation will not occur.

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       9    Nontransferability
            ------------------

            Options granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and during the lifetime of a Participant, an Option may be exercised only by the Participant or his or her guardian or legal representative.

       10   No Effect on Employment Status
            ------------------------------

            Options granted to a Director under the Plan shall not be affected by any change in a Participant's duties or position so long as the Participant continues to be a Director. Nothing in the Plan or in any Option granted to a Director pursuant thereto shall confer on any Participant any right to continue as a Director or affect in any way the rights of the Company with regard to the Participant's status as a Director at any time.

       11   Termination of Director Status, Death or Disability of a Participant
            --------------------------------------------------------------------

            11.1 In the event that a Director ceases to be a Director for any reason other than by death or permanent illness or disability ("Disability"), all unexpired Options granted to such Director may be exercised within three (3) months and one day after the date that the participant ceases to be a Director, but only to the extent that any such Options were otherwise exercisable at the date of cessation of such Participant's duties as a Director. All other unexpired Options granted to such Director immediately terminate on such date.

            11.2 If a Participant shall die while he is a Director, or if a Participant shall cease to be a Director because of Disability, such Participant's Options may be exercised by his legatees under his will, or by his personal representatives, or by his distributees, or by him, as the case may be, at any time within twelve (12) months after the date such Participant ceased to be a Director, but in no event after the expiration of the term of the Option specified in the Agreement therefor, and only to the extent that any such Option is exercisable within the period of three (3) months and one day following the date such Participant ceased to be a Director. In no event may an Option be exercised pursuant to this section 11.02 prior to the date it would be otherwise exercisable.

            11.3 Notwithstanding any other provision of this Section 11, for any Director who has served as such for the Company or any Affiliate, or for any predecessor thereof, for a continuous period of not less than five (5) years prior to the time such Director ceases to be a Director for any reason other than death, all unexpired Options granted to such Director, whether exercisable at the time the Director ceases to be a Director or not, shall immediately become exercisable and shall remain exercisable for three (3) months and one day after the date that the Director ceased to be a Director of the Company.

       12   Adjustment of and Changes in the Shares
            ---------------------------------------

            12.1 In the event the outstanding Shares as presently constituted shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of the outstanding Shares shall be increased through the payment of a stock dividend, the Board of Directors may substitute for or add to each Share theretofore appropriated or thereafter subject, or which may become subject, to an Option, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each Share shall be exchanged, or to which each such Share shall be entitled, as the case may be.
In addition, the Board of Directors may make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, so that the Participant's proportionate interest in the Company by reason of his rights under unexercised portions of such Options shall be maintained as before the occurrence of such event. Any such adjustment in outstanding Options shall be made without change in the total price to the unexercised portion of the Option and with a corresponding adjustment in the Option price per share.

            12.2 In the event of sale, dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving or resulting corporation, or a merger or consolidation in which the Company becomes the subsidiary of another person or entity, the Board of Directors shall have the power to cause the termination of every Option outstanding hereunder, except that the surviving, resulting or parent corporation may, in its absolute and uncontrolled discretion, tender an option or options to purchase its shares on its terms and conditions, both as to the number of shares and otherwise; provided, however, that in all events the Participant shall have the right immediately prior to such sale, dissolution, liquidation, merger or consolidation to notification thereof as soon as practicable and, thereafter, to exercise the Participant's Options and purchase Shares subject thereto to the extent of any unexercised portion of the Options, regardless of any vesting provisions hereunder. This right of exercise shall be conditioned upon the execution of a final plan of dissolution or liquidation or a definitive agreement of merger or consolidation and upon the Company's receipt of written

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notice of such exercise at least five (5) days prior to such sale, dissolution, liquidation, merger, or consolidation. For purposes of this paragraph, the Company shall be deemed to be a "subsidiary" of any person or entity that owns or controls, directly or indirectly, more than fifty percent (50%) of the outstanding Shares of the Company.

            12.3 In the event of an offer by any person or entity to all shareholders of the Company to purchase more than fifty percent (50%) of the Shares outstanding immediately prior to such offer (or shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in this section 12), any Participant shall have the right upon the commencement of such offer to exercise any Option and purchase Shares subject thereto to the extent of any unexercised or unvested portion of such Option.

            12.4 No right to purchase fractional Shares shall result from any adjustment in Options pursuant to this section 12. In case of any such adjustment, the number of Shares subject to the Option shall be rounded down to the nearest whole Share. Notice of any adjustment shall be given by the Company to each Participant and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

            12.5 To the extent any adjustments required pursuant to this section 12 relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors or the Committee, whose determination in that respect shall be final, binding, and conclusive.

            12.6 Except as expressly provided in this section 12, a Participant shall have no rights by reason of any of the following events: (i) subdivision or consolidation of shares of stock of any class; (ii) payment of any stock dividend; (iii) any other increase or decrease in the number of shares of stock of any class; or (iv) any dissolution, liquidation, merger, consolidation, or spin-off of assets or stock of another corporation. Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of Shares subject to any Option, and no adjustment by reason thereof shall be made.

            12.7 The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, recapitalizations, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

       13   Amendment of the Plan
            ---------------------

            13.1 The Committee may amend the Plan at any time, and from time to time; provided, however, that the approval of the affirmative vote of holders of a majority of the Company's shares present or represented at a duly convened meeting of shareholders at which a quorum is present shall be required for any amendment that is provided for in Rule 16b-3.

            13.2 Rights and obligations under any Option granted before an amendment of the Plan became or becomes effective shall not be altered or impaired by such an amendment except upon written consent to the specific amendment by the Participant to whom the Option was granted.

       14   Termination or Suspension of the Plan
            -------------------------------------

            14.1 The Board of Directors or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on November 30, 1999. An Option may not be granted while the Plan is suspended or after it is terminated. Any suspension of the Plan shall not serve to extend the termination date thereof.

            14.2 Subject to the effect of sections 8 and 12 above, all rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by the suspension or termination of the Plan, except upon written consent to the specific alteration or impairment by the Participant to whom the Option was granted.

       15   Consent of Participants
            -----------------------

            Every Participant who accepts an Option under the Plan shall be bound by the terms and conditions of the Plan as in effect on the Date of Grant and his acceptance thereof may be made only by his execution of an Agreement. The grant of any Option under the Plan shall become void if the Participant involved

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shall fail to execute and deliver a copy of the Agreement to the Company within thirty (30) days after the Agreement is sent by the Company to such Participant.

       16   Deliveries of Certificates and Resale
            -------------------------------------

            Certificates for the Shares acquired through the exercise of an Option shall be delivered to the Participant involved as soon as possible after such exercise and the Company's receipt of payment for such Shares. Such certificates shall be subject to such legends, stop-transfer instructions, or other conditions as counsel for the Company shall recommend in order to ensure the Company's compliance with all applicable state and federal laws, rules and regulations. There is no assurance that the Participant may sell the Shares acquired through the exercise of an Option until such Shares have been registered or qualified for such sale with the Securities and Exchange Commission and any appropriate state agencies. The Company is not obligated to so register or qualify such Shares.

       17   Creditors
            ---------

            The interests of any Participant under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in Section 9.

       18   Certain Conflicts
            -----------------

            If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3. If this Plan does not contain any provision required to be included herein under Rule 16b-3, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set forth herein.

       19   Construction
            ------------

            As used herein, the singular shall include the plural, and vice versa, and the masculine shall include the feminine.

       20   Governing Law
            -------------

            The interpretation and performance of the Plan shall be governed by the laws of the State of Delaware.


Includes changes by First Amendment, June 30, 1994, Second Amendment, April 10, 1995, and Third Amendment, March 14, 1996.

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